SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 8, 2005


                              OCG TECHNOLOGY, INC.
              ----------------------------------------------------
             (Exact name of Registrant as specified in its Charter)

         Delaware                         0-5186               13-2643655
-------------------------------        ------------       ----------------------
(State or other jurisdiction of        (Commission          (I.R.S. Employer
incorporation or organization)         File Number)       Identification Number)


              56 Harrison Street, Suite 501, New Rochelle, NY 10801
             ------------------------------------------------------
                    (Address of principal executive offices)


        Registrant's telephone number, including area code: 914-576-8457


               ---------------------------------------------------
               Former name, former address and former fiscal year,
                          if changed since last report.

Item 4.01       Changes in Registrant's Certifying Accountant.

    (a)    Previous independent accountants.

         (i) On February 4, 2005, OCG Technology, Inc.("OCGT") was advised by Friedman LLP, its independent accountants, that the firm will resign and that it is therefore imperative that the Registrant retain a new firm.

         (ii) The report of Friedman LLP, on the financial statements for the past fiscal year, the term of its engagement, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except the accountants's reports, dated October 12, 2004, did include a paragraph regarding the uncertainty of the Company to continue as a going concern.

         (iii) In connection with its audit for the most recent fiscal year and through February 4, 2005, there have been no disagreements with Friedman, LLP, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Friedman LLP, would have caused them to make reference thereto in their report on the financial statements for such years.

         (iv) During the last fiscal year and through February 4, 2005, there have been no reportable events (as defined in Regulation S-K, Item 304(a)(1)(v)).

         (v) The Registrant has requested that Friedman LLP, furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated February 8, 2005, is filed as Exhibit 16 to this Form 8-K.

    (b)    New independent accountants.

    The Registrant has engaged Malone & Bailey, PC as its new independent accountants as of February 7, 2005. During the two most recent fiscal years and through February 7, 2005, the Registrant has not consulted with Malone & Bailey, PC regarding:

         (i) the application of accounting principles to a specific transaction, either completed or proposed; nor the type of audit opinion that might be rendered on the Registrant's financial statements; nor has any written report or oral advice been provided to the Registrant by Malone & Bailey, PC.

         (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a) (1) (iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a) (1) (iv) of Regulation S-K. The Registrant has engaged Malone & Bailey, PC as its new independent accountants as of February 7, 2005.

Item 9.01       Financial Statements and Exhibits.
---------       ----------------------------------

         (a)   Letter from Friedman LLP, dated February 8, 2005.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            OCG TECHNOLOGY, INC.


                                            By: /s/ EDWARD C. LEVINE
                                                --------------------------------
                                                Edward C. Levine,
                                                President

Dated: February 8, 2005

                                  EXHIBIT INDEX


EXHIBIT No.       Description                                       Page No.
-----------       -----------                                       --------

     16           Letter from Friedman LLP,                             5
                  dated February 8, 2005